MONEY MARKET MANAGEMENT, INC.

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1999


On page 1 of the prospectus, please delete the first sentence of the section entitled, "WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?" and replace with the following:

     "The Fund invests in a portfolio of high quality fixed income securities maturing in 397 days or less."

On page 3 of the prospectus, please delete the first sentence of the section entitled, "WHAT ARE THE FUND'S INVESTMENT STRATEGIES?" and replace with the following:

     "The Fund invests in a portfolio of high quality fixed income securities maturing in 397 days or less."

                                                                 August 30, 1999




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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip   609346200
G02408-03      (8/99)